UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2024

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 5.03 of this Current Report on Form 8-K are incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in greater detail in the Current Report on Form 8-K/A, filed by GlobalTech Corporation (the “Company,” “GlobalTech”, “we,” “our,” or “us”), with the Securities and Exchange Commission on December 12, 2024, on December 5, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

Amendment to Articles of Incorporation

At the Annual Meeting, the stockholders of the Company approved, among other things (collectively, the “Ratifications and Amendments”):

•

The ratification and validation of a prior amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 (the “1st Ratification”);

•	The ratification and validation of a prior amendment to our Articles of Incorporation to change our name from “Elko Broadband Inc” to “GlobalTech Corporation” (the “2nd Ratification”);

•

The adoption and approval of Amended and Restated Articles of Incorporation, which Amended and Restated Articles of Incorporation also include the below amendments to effect material changes to the Articles of Incorporation:

o

The authorization of 50,000,000 shares of blank check preferred stock, and the authorization for our Board of Directors, without further stockholder approval, to designate the powers, rights and preferences of such preferred stock;

o

The authorization of the Company to issue shares of one class or series of stock as a share dividend in respect of another class or series of stock, notwithstanding the provisions of Section 78.215(4) of the Nevada Revised Statutes (“NRS”);

o	The limitation of the liability of the directors and the officers to the fullest extent permitted by the NRS;

o

The clarification that the Company, to the fullest extent permitted by the NRS (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752) and other applicable law, as the same may be amended and supplemented, may indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said law and the payment of expenses in connection therewith;

o

The opting out of the provisions in NRS 78.411 to 78.444, inclusive dealing with combinations with interested stockholders, to the extent, if ever, that the Company becomes a “resident domestic corporation”, as that term is defined in NRS 78.427; and

o	The opting out of NRS 78.378 to NRS 78.3793, of the Nevada Control Share Act.

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The Ratifications and Amendments are described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission (SEC) on October 17, 2024 (the “Proxy Statement”).

On December 10, 2024, the Company filed (a) a Certificate of Validation to Accompany the Filing of the Certificate of Amendment to affect the 1st Ratification and accompanying Certificate of Amendment (the “1st Ratification Filing”); (b) a Certificate of Validation to Accompany the Filing of the Certificate of Amendment to affect the 2nd Ratification and accompanying Certificate of Amendment (the “2nd Ratification Filing”); and (c) Amended and Restated Articles of Incorporation of the Company, affecting all of the amendments discussed above and in the Proxy Statement (the “Amended and Restated Articles”), with the Secretary of State of Nevada. The Amended and Restated Articles become effective with the Secretary of State of Nevada on December 10, 2024 and the 1st Ratification Filing and 2nd Ratification Filing became effective with the Secretary of State of Nevada on December 11, 2024.

The foregoing description of the 1st Ratification Filing, 2nd Ratification Filing and Amended and Restated Articles does not purport to be complete and is qualified in its entirety by reference to the 1st Ratification Filing, 2nd Ratification Filing and Amended and Restated Articles, copies of which are filed as Exhibits 3.2, 3.3 and 3.1 to this Current Report on Form 8-K, respectively, and are incorporated into this Item 5.03 by reference in its entirety.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Amended and Restated Articles of Incorporation of GlobalTech Corporation, filed with the Secretary of State of Nevada on December 10, 2024
3.2*

Certificate of Validation to Accompany the Filing of the Certificate of Amendment to affect an amendment to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.0001 par value per share, that we may issue from 10,000,000 to 500,000,000 and accompanying Certificate of Amendment, as filed with the Secretary of State of Nevada on December 11, 2024

3.3*

Certificate of Validation to Accompany the Filing of the Certificate of Amendment to change our name from “Elko Broadband Inc” to “GlobalTech Corporation” and accompanying Certificate of Amendment, as filed with the Secretary of State of Nevada on December 11, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: December 13, 2024

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